Exhibit 99

                       OMI Corporation Announces Dividend

     STAMFORD, Conn.--(BUSINESS WIRE)--Feb. 20, 2007--OMI Corporation (NYSE:OMM) of Stamford, Connecticut announced today that its Board of Directors has increased the regular quarterly dividend on its common stock to $0.15 per share, and declared a dividend in that amount payable on March 28, 2007 to holders of record on March 19, 2007.

     OMI Corporation is a major international owner and operator of tankers. Its fleet aggregates approximately 3.5 million deadweight tons and comprises 13 Suezmax tankers (7 of which it owns and 6 of which are chartered-in) and 31 product carriers, excluding 1 vessel held for sale (of which it owns 27 and charters-in 4). In addition, the Company has 2 product carriers under construction, which will be delivered in 2009.


                                Type of Year              Charter
        Name of Vessel           Vessel Built    Dwt     Expiration
------------------------------- ------- ----- ---------- ----------
CRUDE OIL FLEET:
-------------------------------

Wholly-Owned:
-------------------------------
ARLENE                          Suezmax 2003    165,293        SPOT
INGEBORG                        Suezmax 2003    165,293      Aug-09
DELAWARE                        Suezmax 2002    159,452      May-12(P)
DAKOTA                          Suezmax 2002    159,435        SPOT
ADAIR                           Suezmax 2003    159,199      Aug-09
ANGELICA                        Suezmax 2004    159,106        SPOT
JANET                           Suezmax 2004    159,100        SPOT
                                              ----------
                                              1,126,878
                                              ----------
Time Chartered-in and
 Expiration of Charter:
-------------------------------
HS ALCINA (Aug. 2009)           Suezmax 2001    160,183        SPOT
CAPE BANTRY (Sept. 2011)        Suezmax 2000    159,999        SPOT
CAPE BASTIA (June 2012)         Suezmax 2005    159,156      Mar-09
CAPE BONNY (Sept. 2012)         Suezmax 2005    159,062      May-10
OLIVER JACOB (June 2010)        Suezmax 1999    157,327        SPOT
MAX JACOB (Dec. 2009)           Suezmax 2000    157,327      May-12(P)
                                              ----------
                                                953,054
                                              ----------

Total Crude Oil Fleet                         2,079,932
                                              ----------


CLEAN FLEET:
------------------------

Wholly-Owned:
------------------------
NECHES                   Handymax      2000     47,052       Oct-10
SAN JACINTO              Handymax      2002     47,038       Apr-08
MOSELLE                  Handymax      2003     47,037       Feb-09
GUADALUPE                Handymax      2000     47,037       Apr-08
AMAZON                   Handymax      2002     47,037       Apr-08
THAMES                   Handymax      2005     47,036       Oct-07
ROSETTA                  Handymax      2003     47,015       Mar-09
PLATTE                   Handymax      2006     46,955       Jun-09
LAUREN                   Handymax      2005     46,955       Dec-07(P)
JEANETTE                 Handymax      2004     46,955       Feb-08(P)
HORIZON                  Handymax      2004     46,955       Dec-08
KANSAS                   Handymax      2006     46,922       Apr-09(P)
REPUBLICAN               Handymax      2006     46,893       May-09(P)
WABASH                   Handymax      2006     46,893       Mar-08(P)
BRAZOS                   Handymax      2005     46,889       Dec-08
ORONTES                  Handysize     2002     37,383       May-10
OHIO                     Handysize     2001     37,278       May-10
GARONNE                  Handysize     2004     37,278       Apr-09(P)
LOIRE                    Handysize     2004     37,106       Feb-09(P)
FOX                      Handysize     2005     37,006       May-10(P)
RHINE                    Handysize     2006     36,993       Sep-08(P)
TEVERE                   Handysize     2005     36,990       Jul-10(P)
SAONE                    Handysize     2004     36,986       Jul-09(P)
TRINITY                  Handysize     2000     35,834       Mar-10
MADISON                  Handysize     2000     35,828       Mar-10
RHONE                    Handysize     2000     35,775       May-07(P)
CHARENTE                 Handysize     2001     35,751       Sep-08(P)
                                             ----------
                                             1,144,877
                                             ----------

Time Chartered-in and
 Expiration of Charter:
------------------------
KING EDWARD (Nov. 2009)  Handysize     2004     37,384         SPOT
KING ERNEST (Feb. 2010)  Handysize     2004     37,178         SPOT
                                             ----------
                                                74,562
                                             ----------

Bareboat Chartered-in
 and Charter Expiration:
------------------------
TAMAR (July 2010)        Panamax       2003     70,362       Jul-08
OTTAWA (April 2010)      Panamax       2003     70,297       Apr-08
                                             ----------
                                               140,659
                                             ----------

Total Clean Fleet                            1,360,098
                                             ----------

Total Fleet                                  3,440,030
                                             ----------

Vessels Under                        Est.
 Construction Contracts  Type of   Delivery               Charter
 (CIP):                    Vessel    Date       Dwt     Expiration
------------------------ --------- --------- ---------- --------------
To Be Named              Handysize Jan. 2009    37,000         n/a
To Be Named              Handysize Mar. 2009    37,000         n/a
                                             ----------
Total CIP                                       74,000
                                             ----------

                                             ----------
Total Fleet with CIP                         3,514,030
                                             ==========

(P): Time Charters with Profit Sharing


     CONTACT: OMI Corporation
              Merete Serck-Hanssen, 203-602-6773